UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September __, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     0-27354                 65-0403311
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

     30831 Huntwood Ave., Hayward, CA                              94544
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  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

From time to time, management of the Company prepares investor presentation materials for use at investor conferences and/or for distribution to interested persons and posts the presentation materials to the Company's Website. A copy of recently prepared presentation materials is attached hereto as Exhibit 99.1, and is incorporated herein by reference. A copy of this information also will be posted to the Company's website at www.impaxlabs.com. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report, regardless of any general incorporation language in such filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                           99.1 - Presentation Materials Dated September 2005.







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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IMPAX LABORATORIES, INC.


Date: September __, 2005                     By: /s/ Arthur A. Koch, Jr.
                                                 ------------------------------
                                                 Name: Arthur A. Koch, Jr.
                                                 Title: Chief Financial Officer







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